Exhibit 10.5

AMENDMENT NO. 2

TO FOURTH AMENDED AND RESTATED

LOAN, SECURITY AND GUARANTEE AGREEMENT

AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED LOAN, SECURITY AND GUARANTEE AGREEMENT (this “Amendment”), dated as of October 29, 2024, to the Fourth Amended and Restated Loan, Security and Guarantee Agreement, dated as of September 3, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”, and the Loan Agreement as amended hereby, the “Amended Loan Agreement”), among MRC GLOBAL INC., a Delaware corporation (“MRC Global”), MRC GLOBAL (US) INC., a Delaware corporation (“MRC US”), GREENBRIER PETROLEUM CORPORATION, a West Virginia corporation (“Greenbrier”), MCJUNKIN RED MAN DEVELOPMENT CORPORATION, a Delaware corporation (“McJunkin Development”), MILTON OIL & GAS COMPANY, a West Virginia corporation (“Milton”), MRC GLOBAL MANAGEMENT COMPANY, a Delaware corporation (“Management”), MRC GLOBAL SERVICES COMPANY LLC, a Delaware limited liability company (“Services” and together with MRC US, Greenbrier, McJunkin Development, Milton and Management, the “Initial U.S. Borrowers”), MRC GLOBAL CANADA HOLDINGS (US) INC., a Delaware corporation (“Canada Holdings”), MRC GLOBAL AUSTRALIA PTY LTD ACN 080 156 378, a company incorporated under the laws of Australia (the “Initial Australian Borrower”), MRC GLOBAL (BELGIUM) NV, a limited liability company organized under the laws of Belgium with company number 0415.104.174 RPR/RPM Antwerp, section Antwerp (the “Initial Belgian Borrower”), MRC GLOBAL (CANADA) ULC, an unlimited liability corporation organized under the laws of Alberta, Canada (the “Initial Canadian Borrower”), MRC GLOBAL (NETHERLANDS) B.V., a private company with limited liability (besloten vennootschap) organized under the laws of the Netherlands and registered with the Dutch trade register under number 39054351 (the “Initial Dutch Borrower”), MRC GLOBAL NORWAY AS, a limited liability company incorporated under the laws of Norway having business registration number 996 335 429 (the “Initial Norwegian Borrower”), MRC GLOBAL (UK) LIMITED, a company incorporated in England and Wales with company number 03471259 (“MRC UK” or the “Initial UK Borrower”; and collectively with any other UK Borrowers (as defined therein), the Australian Borrowers (as defined therein), the Belgian Borrowers (as defined therein), the Canadian Borrowers (as defined therein), the Dutch Borrowers (as defined therein), any New Zealand Borrowers (as defined therein), the Norwegian Borrowers (as defined therein), any Singapore Borrowers (as defined therein) and the U.S. Borrowers (as defined therein), the “Borrowers” and each, a “Borrower”), the Persons from time to time party to the Loan Agreement as Guarantors (as defined therein), the financial institutions party to the Loan Agreement from time to time as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent, security trustee and collateral agent for itself and the other Secured Parties (as defined therein) (including its branches and Affiliates, the “Agent”).

WHEREAS, the Borrowers desire to enter into the Term Loan Credit Agreement (as defined herein) and have requested that (a) Agent enter into an Intercreditor Agreement (as defined herein) and (b) Agent and the Lenders amend certain terms of the Loan Agreement in connection therewith as set forth herein; and

WHEREAS, Agent and Lenders are willing to enter into an Intercreditor Agreement and amend the terms of the Loan Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Loan Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

2. Amendments to Loan Agreement. Effective as of the Amendment Effective Date (as defined below):

(a) Section 1.1 of the Loan Agreement shall be amended to restate the following definitions set forth therein in their entirety to read as follows:

Intercreditor Agreement: any intercreditor agreement, in form and substance satisfactory to Agent, among certain U.S. Domiciled Loan Parties, Bank of America, N.A., as agent for the Secured Parties, and any agent or representative under the Term Loan Credit Agreement which establishes, among other things, that the Secured Parties shall have a first priority Lien on the Collateral, as the same may be amended, restated, supplemented or otherwise modified from time to time.

Term Loan Credit Agreement: that certain Term Loan Credit Agreement dated as of October 29, 2024, among MRC US and the guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, as the same may be amended, restated, modified, supplemented, extended, renewed, refunded, replaced or refinanced from time to time in one or more agreements (in each case with the same or new lenders, institutional investors or agents), including any agreement extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof, in each case as and to the extent permitted by this Agreement and the Intercreditor Agreement.

(b) Section 1.1 of the Loan Agreement shall be amended to add the following defined term thereto in the proper alphabetical order to read as follows:

Second Amendment Effective Date: October 29, 2024.

(c) Section 10.2.1(b)(i) of the Loan Agreement shall be amended and restated in its entirety to read as follows:

(i) (A) Indebtedness arising under the Loan Documents and (B) Indebtedness arising under the Term Loan Credit Agreement; provided, that with respect to any such Indebtedness specified in this subclause (i)(B) that is incurred after the Second Amendment Effective Date, such Indebtedness satisfies the terms set forth in both provisos to Section 10.2.1(a);

3. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above only upon satisfaction in full of the following conditions precedent to the satisfaction of Agent (the “Amendment Effective Date”):

(a) Delivery of Documents. Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to Agent and, unless indicated otherwise, dated the Amendment Effective Date:

(i) this Amendment, duly executed by the Loan Parties, Agent and Required Lenders;

2

(ii) an Intercreditor Agreement, duly executed by MRC Global, certain of its Domestic Subsidiaries, Agent and JPMorgan Chase Bank, N.A.; and

(iii) such other assurances, certificates, documents, instruments or consents as Agent may request prior to the Amendment Effective Date.

(b) Term Loan Credit Agreement. Agent shall have received evidence reasonably satisfactory to it that each of the conditions precedent (other than the effectiveness of this Amendment) for the effectiveness of the Term Loan Credit Agreement has been, or contemporaneously will be, satisfied. The Term Loan Credit Agreement shall be in form and substance reasonably satisfactory to Agent.

(c) Fees and Expenses. The Loan Parties shall have paid all fees and expenses to be paid to Agent incurred on or prior to the Amendment Effective Date that are required to be paid under the Loan Documents, including all accrued fees of its legal counsel.

4. Consent to Intercreditor Agreement. Each of the Lenders party hereto, which constitute Required Lenders, hereby authorize Agent to enter into an Intercreditor Agreement on or about the date hereof with JPMorgan Chase Bank, N.A., as agent under the Term Loan Credit Agreement, which establishes, among other things, that the Secured Parties shall have a first priority Lien on the Collateral.

5. Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and Lenders as follows:

(a) Representations and Warranties. After giving effect to this Amendment, the representations and warranties of each Loan Party in the Loan Documents are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of the Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

(b) No Default. No Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(c) Corporate Status. Each Loan Party (i) is a duly organized or incorporated and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization or incorporation (to the extent such jurisdiction provides for the designation of entities organized or incorporated thereunder as existing in good standing) and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

(d) Corporate Power and Authority. Each Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the Amended Loan Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the Amended Loan Agreement. Each Loan Party has duly executed and delivered and has stamped or will stamp within the appropriate time frame (where applicable) this Amendment, and this Amendment and the Amended Loan Agreement constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

3

(e) No Violation. Neither the execution, delivery or performance by any Loan Party of this Amendment or the Amended Loan Agreement nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby or thereby will (i) contravene any material provision of any Applicable Law applicable to such Loan Party (including without limitation in respect of the Australian Borrowers, Part 2J.3 of the Corporations Act (2001 (Cth)), (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Loan Party or any of the Restricted Subsidiaries (other than Liens created under the Loan Documents) pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Loan Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or (iii) violate any provision of the Organic Documents of such Loan Party or any of the Restricted Subsidiaries.

(f) Governmental Approvals. The execution, delivery and performance of this Amendment and the Amended Loan Agreement do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings in respect of the Liens created pursuant to the Loan Documents and (iii) such licenses, approvals, authorizations or consents the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect.

6. Continued Effectiveness of the Loan Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Loan Agreement and each other Loan Document to which it is a party, in each case, as amended hereby, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, all references in any such Loan Document to the “Loan Agreement” or words of like import referring to the Loan Agreement shall mean the Amended Loan Agreement, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to Agent, for the benefit of it and the Secured Parties, or to grant to Agent, for the benefit of it and the Secured Parties, a security interest in or Lien on any Collateral as security for the Secured Obligations of the Loan Parties from time to time existing in respect of the Loan Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of the Loan Agreement or the obligations of the Loan Parties under any other Loan Document to which they are a party, all of which obligations, as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default, or any right, power or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

7. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Loan Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

4

8. Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as Agent may reasonably request, in order to effect the purposes of this Amendment.

9. Miscellaneous.

(a) This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD SELECT THE LAWS OF A DIFFERENT STATE EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

(d) Section 14.15 of the Loan Agreement is hereby incorporated in this Amendment, mutatis mutandis.

(e) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Loan Agreement.

(f) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[Remainder of page intentionally left blank.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

MRC GLOBAL (US) INC., as a U.S. Borrower and Guarantor

By:	/s/ Ann D. Garnett
Name:	Ann D. Garnett
Title:	Vice President and Secretary

MRC GLOBAL INC., as a Guarantor

By:	/s/ Ann D. Garnett
Name:	Ann D. Garnett
Title:	Assistant General Counsel and Assistant
Secretary

GREENBRIER PETROLEUM CORPORATION, as a U.S. Borrower and Guarantor

By:	/s/ Ann D. Garnett
Name:	Ann D. Garnett
Title:	Vice President and Secretary

MCJUNKIN RED MAN DEVELOPMENT CORPORATION, as a U.S. Borrower and Guarantor

By:	/s/ Ann D. Garnett
Name:	Ann D. Garnett
Title:	Vice President and Secretary

MILTON OIL & GAS COMPANY, as a U.S. Borrower and Guarantor

By:	/s/ Ann D. Garnett
Name:	Ann D. Garnett
Title:	Vice President and Secretary

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

MRC GLOBAL MANAGEMENT COMPANY, as a U.S. Borrower and Guarantor

By:	/s/ Ann D. Garnett
Name:	Ann D. Garnett
Title:	Vice President and Secretary

MRC GLOBAL SERVICES COMPANY LLC, as a U.S. Borrower and Guarantor

By:	MRC Global Management Company, its sole member

By:	/s/ Ann D. Garnett
Name:	Ann D. Garnett
Title:	Vice President and Secretary

MRC GLOBAL CANADA HOLDINGS (US) INC., as a Guarantor

By:	/s/ Ann D. Garnett
Name:	Ann D. Garnett
Title:	Vice President and Secretary

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

MRC GLOBAL AUSTRALIA PTY LTD, as an Australian Borrower

Signed for and on behalf of MRC Global Australia Pty Ltd ACN 080 156 378 by its attorney Damien Robert Wilson under power of attorney dated 21 October 2024 and the attorney declares that the attorney has not received any notice of the revocation of such power of attorney, in the presence of:

/s/ Damien Robert Wilson
Signature of witness

CLAIRE HELLMUND	/s/ Claire Hellmund
Name of witness (BLOCK LETTERS)

High Ash Farm, West Morton, UK B020 JUP
Address of witness

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

MRC GLOBAL (BELGIUM) NV, as a Belgian Borrower

By:	/s/ Claire Jane Hellmund
Name:	Claire Jane Hellmund
Title:	Director

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

MRC GLOBAL (CANADA) ULC, as a Canadian Borrower

By:	/s/ Ann D. Garnett
Name:	Ann D. Garnett
Title:	Vice President and Corporate Secretary

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

MRC GLOBAL (NETHERLANDS) B.V., as a Dutch Borrower

By:	/s/ Claire Jane Hellmund
Name:	Claire Jane Hellmund
Title:	Director

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

MRC GLOBAL NORWAY AS, as a Norwegian Borrower

By:	/s/ Gillian S. Anderson
Name:	Gillian S. Anderson
Title:	Director

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

MRC GLOBAL (UK) LIMITED, as a UK Borrower

By:	/s/ Gillian S. Anderson
Name:	Gillian S. Anderson
Title:	Director

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and a U.S. Lender

By:	/s/ Jacob Garcia
Name:	Jacob Garcia
Title:	Senior Vice President

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

BANK OF AMERICA, N.A. (acting through its Canada Branch), as a Lender to the Canadian Borrowers

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

BANK OF AMERICA, N.A. (acting through its London Branch), as European Security Trustee and as a Belgian Lender, a Dutch Lender, a Norwegian Lender and a UK Lender

By:	/s/ Jacob Garcia
Name:	Jacob Garcia
Title:	Senior Vice President

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

BANK OF AMERICA, N.A. (acting through its Australia Branch), as AUS-NZ Security Trustee and as an Australian Lender

By:	/s/ Jacob Garcia
Name:	Jacob Garcia
Title:	Senior Vice President

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By:	/s/ David Antoine
Name:	David Antoine
Title:	Authorized Officer

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a U.S. Lender in respect of the Canadian Revolver Sublimit

By:	/s/ Auggie Marchetti
Name:	Auggie Marchetti
Title:	Authorized Officer

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

JPMORGAN CHASE BANK, N.A., SYDNEY BRANCH, as an Australian Lender

By:	/s/ James A. Bruce
Name:	James A. Bruce
Title:	Managing Director

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

J.P. MORGAN SECURITIES PLC, as a Belgian Lender and a Norwegian Lender

By:	/s/ Matthew Sparkes
Name:	Matthew Sparkes
Title:	Authorized Officer

J.P. MORGAN SECURITIES PLC, as a Belgian Lender and a Norwegian Lender

By:	/s/ Franck Gomboc
Name:	Franck Gomboc
Title:	Executive Director

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

JPMORGAN CHASE BANK, N.A, LONDON BRANCH, as a Dutch Lender and a UK Lender

By:	/s/ Y. Sonia Anandraj
Name:	Y. Sonia Anandraj
Title:	Authorized Officer

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Seth Setterberg
Name:	Seth Setterberg
Title:	Authorized Signatory

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as an Australian Lender, a Dutch Lender and a UK Lender

By:	/s/ Alison Powell
Name:	Alison Powell
Title:	Authorized Signatory

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

WELLS FARGO BANK INTERNATIONAL UNLIMITED COMPANY, a Belgian Lender and a Norwegian Lender

By:	/s/ Cian O’Toole
Name:	Cian O’Toole
Title:	Senior Portfolio Manager

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

GOLDMAN SACHS LENDING PARTNERS LLC, as a U.S. Lender, as an Australian Lender, a Belgian Lender, a Dutch Lender, a Norwegian Lender and a UK Lender

By:	/s/ Neal Osborn
Name:	Neal Osborn
Title:	Authorized Signatory

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender, an Australian Lender, a Dutch Lender, a Norwegian Lender, a UK Lender and a Belgian Lender

By:	/s/ Rod Swenson
Name:	Rod Swenson
Title:	Senior Vice President

Signature Page to Amendment No. 2

to Fourth Amended and Restated Loan, Security and Guarantee Agreement